SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 24, 2001
 ...............................................................................
                Date of Report (Date of earliest event reported)


                                   Dtomi, Inc.
 ................................................................................
             (Exact name of registrant as specified in its charter)

            Nevada                                              98-0207554
 ................................................................................
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)           Identification No.)


                 285B Lake View Boulevard, Cocoa, Florida 32926
 ................................................................................
               (Address of principal executive offices) (Zip Code)

                                 (321) 639-0914
          ......................................................................
               Registrant's telephone number, including area code

    Copper Valley Minerals Ltd., 2060 Gisby Street, West Vancouver, BC V7V4N3
 ...............................................................................
         (Former name or former address, if changed since last report.)

Item 2.  Acquisition or Disposition of Assets.

         On October 24, 2001, Dtomi, Inc. (formerly Copper Valley Minerals Ltd., the "Parent"), Dtomi Acquisition Corp., a wholly owned subsidiary of the Parent (the "Merger Sub") and International Manufacturers Gateway, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, the Merger Sub will be merged with and into the Company (the "Merger"), and the separate corporate existence of the Merger Sub shall cease and IMG shall continue as the surviving corporation. At the effective time of the Merger, each two (2) issued and outstanding shares of the Company's common stock shall be cancelled and extinguished and automatically converted into the right to receive one (1) share of common stock, $.001 par value, of the Parent (the "Parent Common Stock"). The number of shares of Parent Common Stock issuable to the Company shareholders shall equal approximately sixty-one percent (61%) ownership in the Parent.

         A copy of the Merger Agreement is attached hereto as Exhibit 2.1. The foregoing description is qualified in its entirety by reference to the full text of Exhibit 2.1.

Item 5.  Other Events and Regulation FD Disclosure.

         On October 23, 2001, the board of directors of the Parent, by action taken without a meeting, approved, among other things, changing the Parent's name from "Copper Valley Minerals Ltd." to "Dtomi, Inc." A Certificate of Amendment to the Articles of Incorporation was filed in Nevada on October 25, 2001 and the name change was effective as of that date. In connection with the name change, effective October 29, 2001, after the close of trading, the Company's trading symbol for quotation on the NASD Over-the-Counter Bulletin Board changed from "CVMN.OB" to "DTMI.OB".

The Parent issued a press release on October 30, 2001 concerning the name change and the change in the trading symbol, a copy of which is set forth as Exhibit
99.1 to this Current Report on Form 8-K, and which is incorporated herein by reference with respect to the matters described therein.

Item 7.  Financial Statements and Exhibits.

(c)  The following exhibits are filed as part of this report:

     2.1      Agreement and Plan of Merger dated October 24, 2001

     99.1 Press Release issued October 30, 2001 to announce the change of the Parent's name to Dtomi, Inc. and the change of the Parent's ticker symbol to DTMI.OB.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Dtomi, Inc.
                                                     (Name of Registrant)


Date:  November 5, 2001                              By: /s/ Richard Libutti
                                                     ---------------------------
                                                     Richard Libutti
                                                     President






                                INDEX TO EXHIBITS

Exhibit
Number              Description
------              -----------

2.1                 Agreement and Plan of Merger dated October 24, 2001

99.1 Press Release issued on October 30, 2001 to announce the change of the Parent's name to Dtomi, Inc. and the change of the Parent's ticker symbol to DTMI.OB.


                                       3